COLUMBIA INTERNATIONAL STOCK FUND
                                  (THE "FUND")



                Supplement to Prospectuses Dated January 1, 2004
                    (Replacing Supplement dated July 9, 2004)

Effective September 30, 2004, Mr. James M. McAlear retired from Columbia Management. Ms. Penelope L. Burgess and Ms. Deborah F. Snee, currently co-manage the Fund.

The section entitled "MANAGING THE FUND - PORTFOLIO MANAGER" is replaced in its entirety with the following:

PORTFOLIO MANAGERS

PENELOPE L. BURGESS, a Senior Vice President of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since July, 2004. Ms. Burgess has served as an equity analyst for the Fund since 1997. Ms. Burgess has been associated with Columbia Management or its predecessors since November, 1993.

DEBORAH F. SNEE, a Senior Vice President of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since July, 2004. Ms. Snee has been associated with Columbia Management or its predecessors since March, 1999. Previously, Ms. Snee was a portfolio manager at Progress Investment Management and an analyst at Sit/Kim International Investments from 1993-1998.





                                                                October 7, 2004


115-36/036T-1004